Supplement dated December 21, 2012 to the Prospectus dated May 1, 2012 for the Destinations, Destinations B and Destinations O-Series variable annuity contracts issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the applicable Prospectus unless otherwise defined herein.

“We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the applicable Prospectus dated May 1, 2012, as supplemented.

Effective February 1, 2013, all references in the Prospectus to the current/annual charge percentage for the following optional living benefit rider will change to the following:

Current/Annual Charge Percentage
CoreIncome Advantage 5 Plus (Joint)	1.35%

If you purchased the above referenced rider and your Rider Effective Date is before February 1, 2013, the new percentage will not apply unless a Reset occurs as disclosed in your Prospectus. The Maximum Annual Charge Percentage is not changing. Please see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section and the OPTIONAL LIVING BENEFIT RIDERS section in the Prospectus for complete information.